EXHIBIT 10.1

CONSENT OF CERTIFIED PUBLIC ACCOUNTANTS

We consent to the use of our reports dated September 28, 2007 on the financial statements of Multimedia Design Corporation. as June 30, 2007, December 31, 2006 and 2005, and the related statements of operations, stockholders’ equity and cash flows for the period for the six months ended June 30, 2007, the twelve months ended December 31, 2006 and 2005, and the inclusion of our name under the heading “Experts” in the Form SB-1 Registration Statement filed with the Securities & Exchange Commission.

/s/  The Hall Group

The Hall Group, CPAs

Dallas, Texas

February 18, 2008